MUNIHOLDINGS
                                                              NEW JERSEY
                                                              INSURED FUND, INC.

                               [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              July 31, 1998

                   MuniHoldings New Jersey Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings New Jersey Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of investment principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities.

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1998

DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for MuniHoldings New Jersey Insured Fund, Inc. In this and future shareholder reports, we will highlight the Fund's performance and describe recent investment activities. The Fund seeks to provide shareholders with current income exempt from Federal income taxes and New Jersey personal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations.

Since inception (March 11, 1998), the Common Stock of MuniHoldings New Jersey Insured Fund, Inc. earned $0.334 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 5.66%, based on a month-end per share net asset value of $15.09. Over the same period, the total investment return on the Fund's Common Stock was +2.35%, based on a change in per share net asset value from $15.00 to $15.09, and assuming reinvestment of $0.261 per share income dividends.

For the period March 11, 1998 through July 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 3.71% for Series A and 3.51% for Series B.

The Municipal Market Environment

During the four-month period since the Fund's inception (March 11, 1998) through July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Thus far this year, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns served to push bond yields modestly higher by mid-April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 5 basis points (0.05%) to end the four-month period at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the four-month period at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first seven months of 1998, almost $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the most recent three months, municipalities issued over $75 billion in new securities, an increase of nearly 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. For the first half of 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower municipal bond yields to generate the economic savings necessary for additional tax-exempt bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Recently, municipal bond investors received approximately $30 billion in June and July in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth by as much as 2% in the first half of 1998. Since further trade deterioration is possible in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

Since the Fund's inception in March 1998, our portfolio strategy has been influenced by factors specific to the New Jersey municipal market. Available supply of New Jersey paper has been extremely limited despite an overall increase in national tax-exempt new-issue volume, while consistently strong retail demand has further exacerbated the situation. Nonetheless, we were able to swiftly invest the proceeds of the Fund's Common Stock offering and thereby capitalize on a temporary rise in long-term interest rates. Subsequently, we successfully implemented the Fund's leverage strategy through the issuance of Preferred Stock. As a result, Common Stock shareholders benefited from a resumption in the decline in long-term interest rates. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Most of the Fund's holdings are insured and carry the highest bond rating from either Moody's Investors Service, Inc. or Standard & Poor's Corp. With credit spreads currently at historically narrow levels, the rationale for maintaining a portfolio of highly rated, tax-exempt securities is compelling. In addition, the vast majority of these holdings possess attractive call features, making the portfolio well insulated from the possibility of early redemption. Given the recent declines in long-term interest rates, early redemption has become a legitimate concern for many bondholders as issuers seek to refinance outstanding debt. The portfolio's current structure is designed to perform well in a declining interest rate environment. We believe the Fund is likely to generate a competitive total return for shareholders in the months ahead.

In Conclusion

We appreciate your ongoing interest in MuniHoldings New Jersey Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert D. Sneeden

Robert D. Sneeden
Vice President and Portfolio Manager

September 8, 1998


                                     2 & 3

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                             S&P    Moody's   Face                                                                         Value
   STATE                   Ratings  Ratings  Amount   Issue                                                              (Note 1a)
==================================================================================================================================
   New Jersey--98.5%                                  Bernards Township, New Jersey, School District Revenue
                                                      Refunding Bonds, UT:
                            AA      A1     $ 3,205       5.30% due 1/01/2022                                              $  3,224
                            AA      A1       3,370       5.30% due 1/01/2023                                                 3,390
                            ------------------------------------------------------------------------------------------------------
                            AAA     Aaa      3,350    Brick Township, New Jersey, Municipal Utilities Authority
                                                      Revenue Refunding Bonds, 5% due 12/01/2016 (b)                         3,318
                            ------------------------------------------------------------------------------------------------------
                            AAA     Aaa     10,000    Delaware River and Bay Authority Revenue Bonds, 5.25% due
                                                      1/01/2026 (b)                                                         10,007
                            ------------------------------------------------------------------------------------------------------
                            AAA     Aaa      2,845    East Orange, New Jersey, Board of Education, COP (AGH
                                                      Leasing, Inc.), 5.36%** due 8/01/2025 (c)                                721
                            ------------------------------------------------------------------------------------------------------
                            AAA     Aaa      5,000    Essex County, New Jersey, Improvement Authority, Lease
                                                      Revenue Refunding Bonds  (County Jail and Youth House
                                                      Project), 5.35% due 12/01/2024 (d)                                     5,083
                                                      Freehold Township, New Jersey, Board of Education, GO, UT (c):
                            AAA     Aaa      1,455       5.40% due 7/15/2024                                                 1,479
                            AAA     Aaa      1,540       5.40% due 7/15/2025                                                 1,565
                            ------------------------------------------------------------------------------------------------------
                                                      Greenwich Township, New Jersey, Board of Education, GO, UT (c):
                            AAA     Aaa        860       5% due 1/15/2009                                                      884
                            AAA     Aaa        795       5% due 1/15/2010                                                      811
                            AAA     Aaa        820       5% due 1/15/2012                                                      824
                            ------------------------------------------------------------------------------------------------------
                                                      Hudson County, New Jersey, Improvement Authority, Facility
                                                      Lease Revenue Refunding  Bonds (Hudson County Lease Project) (b):
                            AAA     NR*      3,360       5.25% due 10/01/2013                                                3,436
                            AAA     NR*      3,545       5.25% due 10/01/2014                                                3,609
                            ------------------------------------------------------------------------------------------------------
                                                      Lenape, New Jersey, Regional High School District, GO, UT (b):
                            AAA     Aaa      3,000       5% due 4/01/2019                                                    2,943
                            AAA     Aaa      3,500       5% due 4/01/2020                                                    3,423
                            ------------------------------------------------------------------------------------------------------
                                                      Metuchen, New Jersey, School District, GO, UT (b):
                            AAA     Aaa      1,185       5.20% due 9/15/2023                                                 1,184
                            AAA     Aaa      1,245       5.20% due 9/15/2024                                                 1,244
                            AAA     Aaa      1,315       5.20% due 9/15/2025                                                 1,313
                            AAA     Aaa      1,385       5.20% due 9/15/2026                                                 1,383
                            AAA     Aaa      1,460       5.20% due 9/15/2027                                                 1,458
                            ------------------------------------------------------------------------------------------------------
                                                      Middlesex County, New Jersey, COP (e):
                            AAA     Aaa      4,855       5.25% due 6/15/2023                                                 4,885
                            AAA     Aaa      8,575       5.30% due 6/15/2029                                                 8,688
                            ------------------------------------------------------------------------------------------------------
                            A1+     NR*      1,900    New Jersey EDA, Economic Development Revenue Refunding Bonds
                                                      (Foreign Trade Zone  Project), VRDN, 3.50% due 12/01/2007 (a)          1,900
                            ------------------------------------------------------------------------------------------------------
                            AAA     Aaa      5,000    New Jersey EDA, Natural Gas Facilities Revenue Refunding
                                                      Bonds (NUI Corporation), AMT, Series A, 5.70% due 6/01/2032 (e)        5,222
                            ------------------------------------------------------------------------------------------------------
                            BBB-    NR*      7,000    New Jersey EDA, Revenue Refunding Bonds (First Mortgage-Fellowship
                                                      Village), Series A, 5.50% due 1/01/2025                                6,908
                                                      New Jersey EDA, Water Facilities Revenue Bonds, RITR, AMT (f):
                            AAA     Aaa      8,960       Series 34, 6.77% due 5/01/2032 (b)                                  9,216
                            AAA     Aaa      7,400       Series 35, 6.72% due 2/01/2038 (e)                                  7,514
                            ------------------------------------------------------------------------------------------------------
                                                      New Jersey Health Care Facilities Financing Authority Revenue
                                                      Bonds:
                            AAA     Aaa      3,270       Refunding (AHS Hospital Corporation), Series A, 5.375% due
                                                         7/01/2019 (d)                                                       3,333
                            A-      Baa1     3,000       Refunding (Capital Health System Obligation Group), 5.25%
                                                         due 7/01/2017                                                       2,986
                            AAA     Aaa      1,725       Refunding (Cathedral Health Services), 5.20% due 8/01/2015 (e)      1,737
                            AAA     Aaa      2,750       Refunding (Cathedral Health Services), 5.25% due 8/01/2021 (e)      2,759
                            BBB     NR*      3,075       Refunding (Christian Health Care Center), Series A, 5.50%
                                                         due 7/01/2018                                                       3,056
                            AAA     Aaa      1,950       Refunding (Holy Name Hospital), 5.25% due 7/01/2020 (d)             1,952
                            AAA     Aaa      3,000       Refunding (JFK Medical Center--Hartwyck), 5% due 7/01/2025 (e)      2,909
                            AAA     Aaa      3,000       Refunding (Medical Center at Princeton Obligation Group),
                                                         5% due 7/01/2023 (d)                                                2,921
                            BBB     Baa2     6,130       Refunding (Saint Elizabeth Hospital Obligation Group), 6%
                                                         due 7/01/2027                                                       6,402
                            AAA     Aaa      1,570       Refunding (Shoreline Behavioral Health), 5.50% due
                                                         7/01/2017 (e)                                                       1,621
                            AAA     Aaa      3,270       Refunding (Shoreline Behavioral Health), 5.50% due
                                                         7/01/2027 (e)                                                       3,378
                            ------------------------------------------------------------------------------------------------------
                            A1+     VMIG1+     500    New Jersey Sports and Exposition Authority (State Contract),
                                                      VRDN, Series C,
                                                         3.25% due 9/01/2024 (a)(e)                                            500
                            ------------------------------------------------------------------------------------------------------
                            AAA     Aaa      5,000    New Jersey State, COP, Series A, 5% due 6/15/2013 (d)                  4,984
                            ------------------------------------------------------------------------------------------------------
                                                      New Jersey State Educational Facilities Authority Revenue Bonds:
                            BBB     Baa2     2,030       (Monmouth University), Series C, 5.75% due 7/01/2017                2,105
                            BBB     Baa2     2,000       (Monmouth University), Series C, 5.80% due 7/01/2022                2,070
                            AAA     Aaa      2,850       Refunding (University of Medicine and Dentistry), Series B,
                                                         5.25% due 12/01/2021 (d)                                            2,864
                            BBB     Baa3     1,485       (Saint Peter's College), Series B, 5.375% due 7/01/2012             1,508
                            AAA     Aaa      2,200       (Trenton State College), Series A, 5.125% due 7/01/2024 (e)         2,177
                            ------------------------------------------------------------------------------------------------------
                                                      New Jersey State Housing and Mortgage Finance Agency Revenue
                                                      Bonds (Home Buyer), AMT (e):
                            AAA     Aaa      4,195       Series K, 6.375% due 10/01/2026                                     4,485
                            AAA     Aaa      2,000       Series U, 5.60% due 10/01/2012                                      2,084
                            AAA     Aaa      2,820       Series U, 5.65% due 10/01/2013                                      2,938
                            AAA     Aaa      7,800       Series U, 5.85% due 4/01/2029                                       8,131
                            ------------------------------------------------------------------------------------------------------
                            AAA     Aaa      1,200    North Hudson, New Jersey, Sewer Authority Revenue Bonds,
                                                      5.125% due 8/01/2022 (b)                                               1,186
                            ------------------------------------------------------------------------------------------------------
                                                      Perth Amboy, New Jersey, Board of Education, Refunding:
                            AAA     Aaa      1,200       5% due 12/15/2017 (c)                                               1,182
                            AAA     Aaa      2,045       UT, 5.25% due 8/01/2019 (e)                                         2,060
                            ------------------------------------------------------------------------------------------------------
                            AA      A1       3,500    Rutgers State University, New Jersey, Series A, 5.20% due
                                                      5/01/2027                                                              3,505
                            ------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings New Jersey Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
EDA   Economic Development Authority
GO    General Obligation Bonds
RITR  Residual Interest Trust Receipts
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes


                                     4 & 5

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                             S&P    Moody's   Face                                                                         Value
   STATE                   Ratings  Ratings  Amount   Issue                                                              (Note 1a)
==================================================================================================================================
   New York and             AAA     Aaa    $ 5,000    Port Authority of New York and New Jersey, Special Obligation
   New Jersey--7.0%                                   Revenue Bonds (JFK International
                                                      Air Terminal), AMT, Series 6, 4th Installment, 5.75% due
                                                      12/01/2025 (e)                                                      $  5,231
                            ------------------------------------------------------------------------------------------------------
                                                      Port Authority of New York and New Jersey, Special Obligation
                                                      Revenue Bonds (Versatile  Structure Obligation), VRDN (a):
                            A1+     VMIG1+   1,400       AMT, Series 6, 3.65% due 12/01/2017                                 1,400
                            A1+     VMIG1+   2,400       Series 2, 3.60% due 5/01/2019                                       2,400
                            A1+     VMIG1+   2,500       Series 3, 3.65% due 6/01/2020                                       2,500
                            A1+     VMIG1+     500       Series 5, 3.65% due 8/01/2024                                         500
==================================================================================================================================
                            Total Investments (Cost--$181,367)--105.5%                                                     182,496
                            Liabilities in Excess of Other Assets--(5.5%)                                                   (9,529)
                                                                                                                          --------
                            Net Assets--100.0%                                                                            $172,967
                                                                                                                          ========
==================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   AMBAC Insured.
(e)   MBIA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ............................................................    79.9%
AA/Aa ..............................................................     5.9
A/A ................................................................     1.7
BBB/Baa ............................................................    12.7
Other+ .............................................................     5.3
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of July 31, 1998
====================================================================================================================================
Assets:          Investments, at value (identified cost--$181,367,161) (Note 1a) .............                       $182,495,825
                 Cash ........................................................................                             24,856
                 Interest receivable .........................................................                          1,830,696
                 Deferred organization expenses (Note 1e) ....................................                             18,754
                 Prepaid expenses and other assets ...........................................                             11,122
                                                                                                                     ------------
                 Total assets ................................................................                        184,381,253
                                                                                                                     ------------
====================================================================================================================================
Liabilities:     Payables:
                   Securities purchased ......................................................      $ 11,162,760
                   Offering costs (Note 1e) ..................................................            91,359
                   Dividends to shareholders (Note 1f) .......................................            44,989
                   Investment adviser (Note 2) ...............................................            16,873       11,315,981
                 Accrued expenses and other liabilities ......................................      ------------           98,137
                                                                                                                     ------------
                 Total liabilities ...........................................................                         11,414,118
                                                                                                                     ------------
====================================================================================================================================
Net Assets:      Net assets ..................................................................                       $172,967,135
                                                                                                                     ============
====================================================================================================================================
Capital:         Capital Stock (200,000,000 shares authorized) (Note 4):
                   Preferred Stock, par value $.10 per share (2,720 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference) .......                       $ 68,000,000
                   Common Stock, par value $.10 per share (6,955,568 shares
                   issued and outstanding) ...................................................      $    695,557
                 Paid-in capital in excess of par ............................................       102,696,023
                 Undistributed investment income--net ........................................           563,622
                 Accumulated realized capital losses on investments--net (Note 5) ............          (116,731)
                 Unrealized appreciation on investments--net .................................         1,128,664
                 Total--Equivalent to $15.09 net asset value per share                              ------------
                 of Common Stock (market price--$15.375) .....................................                        104,967,135
                                                                                                                     ------------
                 Total capital ...............................................................                       $172,967,135
                                                                                                                     ============
====================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                     6 & 7

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1998

STATEMENT OF OPERATIONS

                 For the Period March 11, 1998+ to July 31, 1998
====================================================================================================================================
Investment       Interest and amortization of premium and discount earned ....................                       $  3,326,139
Income
(Note 1d):
====================================================================================================================================
Expenses:        Investment advisory fees (Note 2) ...........................................      $    344,408
                 Commission fees (Note 4) ....................................................            44,785
                 Professional fees ...........................................................            21,530
                 Accounting services (Note 2) ................................................            18,118
                 Transfer agent fees .........................................................            11,065
                 Directors' fees and expenses ................................................            10,688
                 Listing fees ................................................................             6,375
                 Custodian fees ..............................................................             5,374
                 Pricing fees ................................................................             2,023
                 Amortization of organization expenses (Note 1e) .............................             1,620
                 Other .......................................................................            10,773
                                                                                                    ------------
                 Total expenses before reimbursement .........................................           476,759
                 Reimbursement of expenses (Note 2) ..........................................          (363,542)
                                                                                                    ------------
                 Total expenses after reimbursement ..........................................                            113,217
                                                                                                                     ------------
                 Investment income--net ......................................................                          3,212,922
                                                                                                                     ------------
====================================================================================================================================
Realized &       Realized loss on investments--net ...........................................                           (116,731)
Unrealized Gain  Unrealized appreciation on investments--net .................................                          1,128,664
(Loss) on                                                                                                            ------------
Investments--    Net Increase in Net Assets Resulting from Operations ........................                       $  4,224,855
Net (Notes 1b,                                                                                                       ============
1d & 3):
====================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                    For the Period
                                                                                                                    March 11, 1998+
                 Increase (Decrease) in Net Assets:                                                                 to July 31, 1998
====================================================================================================================================
Operations:      Investment income--net ......................................................                       $  3,212,922
                 Realized loss on investments--net ...........................................                           (116,731)
                 Unrealized appreciation on investments--net .................................                          1,128,664
                                                                                                                     ------------
                 Net increase in net assets resulting from operations ........................                          4,224,855
                                                                                                                     ------------
====================================================================================================================================
Dividends to     Investment income--net:
Shareholders       Common Stock ..............................................................                         (1,809,255)
(Note 1f):         Preferred Stock ...........................................................                           (840,045)
                                                                                                                     ------------
                 Net decrease in net assets resulting from dividends to shareholders..........                         (2,649,300)
                                                                                                                     ------------
====================================================================================================================================
Capital Stock    Proceeds from issuance of Common Stock ......................................                        104,025,000
Transactions     Proceeds from issuance of Preferred Stock ...................................                         68,000,000
(Notes 1e & 4):  Value of shares issued to Common Stock shareholders in reinvestment
                 of dividends ................................................................                            228,035
                 Offering costs resulting from the issuance of Common Stock ..................                           (190,000)
                 Offering and underwriting costs resulting from the issuance of
                 Preferred Stock .............................................................                           (771,460)
                                                                                                                     ------------
                 Net increase in net assets derived from capital stock transactions ..........                        171,291,575
                                                                                                                     ------------
====================================================================================================================================
Net Assets:      Total increase in net assets ................................................                        172,867,130
                 Beginning of period .........................................................                            100,005
                                                                                                                     ------------
                 End of period* ..............................................................                       $172,967,135
                                                                                                                     ============
====================================================================================================================================
                *Undistributed investment income--net ........................................                       $    563,622
                                                                                                                     ============
====================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                     8 & 9

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1998

FINANCIAL HIGHLIGHTS

                 The following per share data and ratios have been derived
                 from information provided in the financial statements.                                           For the Period
                                                                                                                  March 11, 1998+
                 Increase (Decrease) in Net Asset Value:                                                         to July 31, 1998
===================================================================================================================================
Per Share        Net asset value, beginning of period ........................................                      $      15.00
Operating                                                                                                           ------------
Performance:     Investment income--net ......................................................                               .46
                 Realized and unrealized gain on investments--net ............................                               .16
                                                                                                                    ------------
                 Total from investment operations ............................................                               .62
                                                                                                                    ------------
                 Less dividends to Common Stock shareholders:
                   Investment income--net ....................................................                              (.26)
                                                                                                                    ------------
                 Capital charge resulting from issuance of Common Stock ......................                              (.03)
                                                                                                                    ------------
                 Effect of Preferred Stock activity:++
                   Dividends to Preferred Stock shareholders:
                    Investment income--net ...................................................                              (.12)
                 Capital charge resulting from issuance of Preferred Stock ...................                              (.12)
                                                                                                                    ------------
                 Total effect of Preferred Stock activity ....................................                              (.24)
                                                                                                                    ------------
                 Net asset value, end of period ..............................................                      $      15.09
                                                                                                                    ============
                 Market price per share, end of period .......................................                      $     15.375
                                                                                                                    ============
===================================================================================================================================
Total            Based on market price per share .............................................                              4.29%+++
Investment                                                                                                          ============
Return:**        Based on net asset value per share ..........................................                              2.35%+++
                                                                                                                    ============
===================================================================================================================================
Ratios to        Expenses, net of reimbursement ..............................................                               .18%*
Average Net                                                                                                         ============
Assets:***       Expenses ....................................................................                               .76%*
                                                                                                                    ============
                 Investment income--net ......................................................                              5.13%*
                                                                                                                    ============
===================================================================================================================================
Supplemental     Net assets, net of Preferred Stock, end of period (in thousands) ............                      $    104,967
Data:                                                                                                               ============
                 Preferred Stock outstanding, end of period (in thousands) ...................                      $     68,000
                                                                                                                    ============
                 Portfolio turnover ..........................................................                             32.46%
                                                                                                                    ============
===================================================================================================================================
Leverage:        Asset coverage per $1,000 ...................................................                      $      2,544
                                                                                                                    ============
===================================================================================================================================
Dividends        Series A--Investment income--net ............................................                      $        317
Per Share                                                                                                           ============
On Preferred     Series B--Investment income--net ............................................                      $        300
Stock                                                                                                               ============
Outstanding:
===================================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on March 30, 1998.
+++   Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings New Jersey Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on March 11, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on February 11, 1998 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    10 & 11

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This change will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets. For the period March 11, 1998 to July 31, 1998, FAM earned fees of $344,408, of which $311,130 was voluntarily waived. In addition, FAM also reimbursed the Fund $52,412 in additional expenses.

During the period March 11, 1998 to July 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of FAM, received underwriting fees of $510,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period March 11, 1998 to July 31, 1998 were $220,215,075 and $47,906,763, respectively.

Net realized losses for the period March 11, 1998 to July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                      Losses          Gains
--------------------------------------------------------------------------------
Long-term investments .........................    $(116,731)      $1,128,664
                                                   ---------       ----------
Total .........................................    $(116,731)      $1,128,664
                                                   =========       ==========
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $1,128,664, of which $1,210,216 related to appreciated securities and $81,552 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $181,367,161.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period March 11, 1998 to July 31, 1998 increased by 6,935,000 as a result of the initial offering and by 13,901 as a result of dividend reinvestment. Prior to March 11, 1998 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 1998 were as follows: Series A, 3.40% and Series B, 3.50%.

In connection with the offering of AMPS, the Board of Directors reclassified 2,720 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period March 11, 1998 to July 31, 1998 increased by 2,720 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period March 11, 1998 to July 31, 1998, MLPF&S earned $43,069 as commissions.

5. Capital Loss Carryforward:

At July 31, 1998, the Fund had a net capital loss carryforward of approximately $117,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On August 6, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073763 per share, payable on August 28, 1998 to shareholders of record as of August 21, 1998.


                                    12 & 13

                       MuniHoldings New Jersey Insured Fund, Inc., July 31, 1998

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors, MuniHoldings New Jersey Insured Fund, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings New Jersey Insured Fund, Inc., including the schedule of investments, as of July 31, 1998, and the related statements of operations and changes in net assets, and financial highlights for the period from March 11, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings New Jersey Insured Fund, Inc. as of July 31, 1998 and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 11, 1998 to July 31, 1998, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Princeton, New Jersey
September 2, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings New Jersey Insured Fund, Inc. during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MUJ


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings New Jersey Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings New Jersey
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                        #HOLDNJ2--7/98

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